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• • • • • • • • • • • • • • (2) OPTIMIZE RESTAURANT OPERATIONS (6) INVEST IN OUR FUTURE & LONG-TERM STRATEGIC CAPABILITIES (5) ACCELERATE OUR LICENSED BUSINESS (4) BUILD AND OPERATE OUR SHACKS WITH BEST-IN-CLASS RETURNS (3) DRIVE COMP SALES BY INCREASING GUEST FREQUENCY (1) BUILD A CULTURE OF LEADERS

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Location Type Opening Date Vancouver, WA — Fishers Landing Company-operated 4/15/2025 Antalya, Turkey — Antalya Airport Licensed 4/17/2025 Queens, NY — John F.Kennedy International Airport, Terminal 8 Licensed 4/23/2025 Istanbul, Turkey — Tema World Licensed 4/25/2025 Goodyear, AZ — Goodyear Company-operated 4/29/2025 Seoul, South Korea — Seoungsu Licensed 5/1/2025 Brick, NJ — Brick Company-operated 5/7/2025 Gainesville, VA — Gainesville Company-operated 5/15/2025 Surprise, AZ — Surprise Company-operated 5/20/2025 Buffalo, NY — The Boulevard Company-operated 5/20/2025 Charlotte, NC — Charlotte Premium Outlets Company-operated 5/20/2025 Singapore, Singapore — One Fullerton Licensed 5/21/2025 Toluca, Mexico — Galerias Metepec Licensed 5/22/2025 Chicago, IL — Elston & Logan Company-operated 5/28/2025 Hillsboro, OR — Reeds Crossing Company-operated 6/10/2025 Salt Lake City, UT — City Creek Center Company-operated 6/12/2025 Cambridge, United Kingdom — Cambridge Licensed 6/12/2025 Salt Lake City, UT — Foothill Village Company-operated 6/17/2025 St. Louis, MO — Sunset Hills Company-operated 6/17/2025 Incheon, South Korea — Incheon Airport T2 Licensed 6/21/2025 Chiba, Japan — Mitsui Outlet Park Kisarazu Licensed 6/23/2025 Yonkers, NY — Ridge Hill Company-operated 6/24/2025 June 25, 2025 June 26, 2024 Shacks in the comparable base 257 228 Shack counts (at the end of the period) System-wide total 610 547 Company-operated 346 311 Licensed total 264 236 Domestic Licensed 46 40 International Licensed 218 196 Thirteen Weeks Ended

June 25, December 25, 2025 2024 ASSETS Current assets: Cash and cash equivalents 336,804$ 320,714$ Accounts receivable, net 21,201 19,687 Inventories 6,028 6,014 Prepaid expenses and other current assets 26,810 21,801 Total current assets 390,843 368,216 Property and equipment, net of accumulated depreciation of $506,081 and $457,186 respectively. 577,054 551,600 Operating lease assets 453,844 424,611 Deferred income taxes, net 340,897 341,586 Other assets 12,395 10,958 TOTAL ASSETS 1,775,033$ 1,696,971$ LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable 20,662$ 23,609$ Accrued expenses 79,741 63,005 Accrued wages and related liabilities 23,294 25,422 Operating lease liabilities, current 59,133 55,739 Other current liabilities 21,220 19,538 Total current liabilities 204,050 187,313 Long-term debt 247,207 246,683 Long-term operating lease liabilities 525,998 494,499 Liabilities under tax receivable agreement, net of current portion 247,625 247,017 Other long-term liabilities 31,089 27,833 Total liabilities 1,255,969 1,203,345 Commitments and contingencies Stockholders' equity: Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of June 25, 2025 and December 25, 2024. - - Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,243,981 and 40,068,068 shares issued and outstanding as of June 25, 2025 and December 25, 2024, respectively. 40 40 Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,439,789 and 2,455,713 shares issued and outstanding as of June 25, 2025 and December 25, 2024, respectively. 2 2 Additional paid-in capital 445,682 442,993 Retained earnings 48,377 26,984 Accumulated other comprehensive loss (4) (1) Total stockholders' equity attributable to Shake Shack, Inc. 494,097 470,018 Non-controlling interests 24,967 23,608 Total equity 519,064 493,626 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY 1,775,033$ 1,696,971$ (in thousands, except share and per share amounts)

Shack sales 343,224$ 96.3% 305,480$ 96.5% 653,062$ 96.4% 586,032$ 96.5% Licensing revenue 13,242 3.7% 11,016 3.5% 24,302 3.6% 20,968 3.5% TOTAL REVENUE 356,466 100.0% 316,496 100.0% 677,364 100.0% 607,000 100.0% Shack-level operating expenses (1) : Food and paper costs 96,621 28.2% 85,053 27.8% 182,658 28.0% 165,306 28.2% Labor and related expenses 88,058 25.7% 86,614 28.4% 174,726 26.8% 168,123 28.7% Other operating expenses 50,768 14.8% 43,953 14.4% 99,030 15.2% 85,809 14.6% Occupancy and related expenses 25,593 7.5% 23,226 7.6% 50,224 7.7% 45,414 7.7% General and administrative expenses 40,671 11.4% 36,313 11.5% 81,311 12.0% 72,257 11.9% Depreciation and amortization expense 26,545 7.4% 25,496 8.1% 53,088 7.8% 50,937 8.4% Pre-opening costs 4,955 1.4% 4,014 1.3% 8,173 1.2% 6,767 1.1% Impairments, loss on disposal of assets, and Shack closures 881 0.2% 1,045 0.3% 2,938 0.4% 1,571 0.3% TOTAL EXPENSES 334,092 93.7% 305,714 96.6% 652,148 96.3% 596,184 98.2% INCOME FROM OPERATIONS 22,374 6.3% 10,782 3.4% 25,216 3.7% 10,816 1.8% Other income, net 2,850 0.8% 3,300 1.0% 5,821 0.9% 6,506 1.1% Interest expense (548) (0.2)% (527) (0.2)% (1,111) (0.2)% (1,035) (0.2)% INCOME BEFORE INCOME TAXES 24,676 6.9% 13,555 4.3% 29,926 4.4% 16,287 2.7% Income tax expense 6,193 1.7% 3,173 1.0% 6,930 1.0% 3,691 0.6% NET INCOME 18,483 5.2% 10,382 3.3% 22,996 3.4% 12,596 2.1% Less: Net income attributable to non-controlling interests 1,335 0.4% 714 0.2% 1,603 0.2% 888 0.1% NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC. 17,148$ 4.8% 9,668$ 3.1% 21,393$ 3.2% 11,708$ 1.9% Earnings per share of Class A common stock: Basic $ 0.43 $ 0.24 $ 0.53 $ 0.30 Diluted $ 0.41 $ 0.23 $ 0.51 $ 0.28 Weighted-average shares of Class A common stock outstanding: Basic 40,226 39,750 40,173 39,632 Diluted 41,819 41,480 41,842 41,369 _______________ June 26, June 26, Thirteen Weeks Ended Twenty-Six Weeks Ended (in thousands, except per share amounts) 2025 2024 2025 2024 (1) As a percentage of Shack sales. June 25, June 25,

June 25, June 26, 2025 2024 OPERATING ACTIVITIES Net income (including amounts attributable to non-controlling interests) 22,996$ 12,596$ Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization expense 53,088 50,937 Amortization of debt issuance costs 524 524 Amortization of cloud computing assets 1,166 1,048 Non-cash operating lease cost 42,250 37,655 Equity-based compensation 9,750 7,381 Deferred income taxes 3,785 1,311 Non-cash interest 46 (128) Net amortization of discount on held-to-maturity securities - (434) Impairment, loss on disposal of assets, and Shack closures 2,938 1,571 Changes in operating assets and liabilities: Accounts receivable (1,514) 933 Inventories (14) 210 Prepaid expenses and other current assets (2,162) (864) Other assets (3,978) (1,219) Accounts payable (2,164) (1,084) Accrued expenses 12,947 4,409 Accrued wages and related liabilities (2,128) 1,639 Other current liabilities (343) (732) Operating lease liabilities (44,356) (32,553) Other long-term liabilities 3,389 1,010 NET CASH PROVIDED BY OPERATING ACTIVITIES 96,220 84,210 INVESTING ACTIVITIES Purchases of property and equipment (67,438) (65,992) Maturities of held-to-maturity marketable securities — 66,420 NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES (67,438) 428 FINANCING ACTIVITIES Payments on principal of financing leases (2,631) (1,918) Distributions paid to non-controlling interest holders (857) (145) Payments under Tax Receivable Agreement (24) — Net proceeds from stock option exercises 123 552 Employee withholding taxes related to net settled equity awards (9,300) (5,941) NET CASH USED IN FINANCING ACTIVITIES (12,689) (7,452) Effect of exchange rate changes on cash and cash equivalents (3) (1) INCREASE IN CASH AND CASH EQUIVALENTS 16,090 77,185 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 320,714 224,653 CASH AND CASH EQUIVALENTS AT END OF PERIOD 336,804$ 301,838$ Twenty-Six Weeks Ended

(dollar amounts in thousands) June 25, 2025 June 26, 2024 June 25, 2025 June 26, 2024 Income from operations 22,374$ 10,782$ 25,216$ 10,816$ Less: Licensing revenue 13,242 11,016 24,302 20,968 Add: General and administrative expenses 40,671 36,313 81,311 72,257 Depreciation and amortization expense 26,545 25,496 53,088 50,937 Pre-opening costs 4,955 4,014 8,173 6,767 Impairments, loss on disposal of assets, and Shack closures 881 1,045 2,938 1,571 Adjustment: Employee benefit charges (1) - 445 - 445 Restaurant-level profit 82,184$ 67,079$ 146,424$ 121,825$ Total revenue 356,466$ 316,496$ 677,364$ 607,000$ Less: Licensing revenue 13,242 11,016 24,302 20,968 Shack sales 343,224$ 305,480$ 653,062$ 586,032$ Restaurant-level profit margin (1) 23.9% 22.0% 22.4% 20.8% (1) (2) As a percentage of Shack sales. Thirteen Weeks Ended Twenty-Six Weeks Ended Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(dollar amounts in thousands) June 25, 2025 June 26, 2024 June 25, 2025 June 26, 2024 Net income 18,483$ 10,382$ 22,996$ 12,596$ Depreciation and amortization expense 26,545 25,496 53,088 50,937 Interest expense, net 500 395 1,023 368 Income tax expense 6,193 3,173 6,930 3,691 EBITDA 51,721$ 39,446$ 84,037$ 67,592$ Equity-based compensation 5,209 3,739 9,750 7,381 Amortization of cloud-based software implementation costs 560 530 1,166 1,048 Impairments, loss on disposal of assets, and Shack closures 881 1,045 2,938 1,571 Restatement costs (1) 100 208 354 1,599 Legal settlements (2) - - 983 - CEO transition costs 35 109 35 588 Severance 379 - 379 - Employee benefit charges (3) - 445 - 445 Other (4) 15 1,687 3 2,870 Adjusted EBITDA 58,900$ 47,209$ 99,645$ 83,094$ Adjusted EBITDA margin(5) 16.5% 14.9% 14.7% 13.7% (1) (2) (3) (4) (5) Calculated as a percentage of Total revenue, which was $356.5 million and $677.4 million for the thirteen and twenty-six weeks ended June 25, 2025, respectively, and $316.5 million and $607.0 million for the thirteen and twenty-six weeks ended June 26, 2024, respectively. Expenses incurred for professional fees related to non-recurring matters. Thirteen Weeks Ended Twenty-Six Weeks Ended Expenses incurred to establish accruals related to the settlements of legal matters. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(in thousands, except per share amounts) June 25, 2025 June 26, 2024 June 25, 2025 June 26, 2024 Numerator: Net income attributable to Shake Shack Inc. 17,148$ 9,668$ 21,393$ 11,708$ Adjustments: Reallocation of Net income attributable to non-controlling interests from the assumed exchange of LLC Interests (1) 1,335 714 1,603 888 Impairment charge and Shack closures (2) 295 - 1,948 - Restatement costs (3) 100 208 354 1,599 Employee benefit charges (4) - 445 - 445 Legal settlements (5) - - 983 - Severance 379 - 379 - CEO transition costs 35 109 35 588 Other (6) 15 1,687 3 2,870 Tax impact of above adjustments (7) 169 (685) (824) (329) Adjusted pro forma net income 19,476$ 12,146$ 25,874$ 17,769$ Denominator: Weighted-average shares of Class A common stock outstanding—diluted 41,819 41,480 41,842 41,369 Adjustments: Assumed exchange of weighted average LLC Interests for shares of Class A common stock (1) 2,445 2,693 2,446 2,761 44,264 44,173 44,288 44,130 Adjusted pro forma earnings per fully exchanged share—diluted 0.44$ 0.27$ 0.58$ 0.40$ June 25, 2025 June 26, 2024 June 25, 2025 June 26, 2024 Earnings per share of Class A common stock—diluted 0.41$ 0.23$ 0.51$ 0.28$ Assumed exchange of weighted average LLC Interests for shares of Class A common stock (1) 0.01 0.01 0.01 0.01 Non-GAAP adjustments (8) 0.02 0.03 0.06 0.11 Adjusted pro forma earnings per fully exchanged share—diluted 0.44$ 0.27$ 0.58$ 0.40$ (1) (2) (3) (4) (5) (6) (7) (8) Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 23.6% and 23.1% for the thirteen and twenty-six weeks ended June 25, 2025, respectively, and 24.1% and 18.4% for the thirteen and twenty-six weeks ended June 26, 2024, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction. Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K. Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above, for additional information. Thirteen Weeks Ended Twenty-Six Weeks Ended Expenses incurred for professional fees related to non-recurring matters. Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income attributable to non-controlling interests. Thirteen Weeks Ended Twenty-Six Weeks Ended Expenses incurred related to Shack closures during fiscal 2024. Expenses incurred to establish accruals related to the settlements of legal matters. Expenses related to California healthcare charges for fiscal 2020 through 2023 which do not represent fiscal 2024 Labor and related expenses.

(dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income Before Income Taxes Effective Tax Rate As reported 6,193$ 24,676$ 25.1% 6,930$ 29,926$ 23.2% Non-GAAP adjustments (before tax): Legal settlements - - - - 983 - Severance - 379 - - 379 - Impairment charge and Shack closures - 295 - - 1,948 - CEO transition costs - 35 - - 35 - Restatement costs - 100 - - 354 - Other Adjustments - 15 - - 3 - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests (169) - - 824 - - Adjusted pro forma 6,024$ 25,500$ 23.6% 7,754$ 33,628$ 23.1% Less: Net tax impact from stock-based compensation 253 - - 524 - - Adjusted pro forma (excluding windfall tax benefits) 6,277$ 25,500$ 24.6% 8,278$ 33,628$ 24.6% Thirteen Weeks Ended Twenty-Six Weeks Ended June 25, 2025 June 25, 2025 (dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate As reported 3,173$ 13,555$ 23.4% 3,691$ 16,287$ 22.7% Non-GAAP adjustments (before tax): CEO transition costs - 109 - - 588 - Restatement costs - 208 - - 1,599 - Employee benefit charges - 445 - - 445 - Other Adjustments - 1,687 - - 2,870 - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 685 - - 329 - - Adjusted pro forma 3,858$ 16,004$ 24.1% 4,020$ 21,789$ 18.4% Less: Net tax impact from stock-based compensation (227) - - 947 - - Adjusted pro forma (excluding windfall tax benefits) 3,631$ 16,004$ 22.7% 4,967$ 21,789$ 22.8% June 26, 2024 June 26, 2024 Thirteen Weeks Ended Twenty-Six Weeks Ended